UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities
Exchange Act of 1934

Jamuary 16, 2013
(Date of earliest event reported)

GEOGLOBAL RESOURCES INC.
(Exact name of Registrant as specified in its Charter)

Delaware (State or other jurisdiction of incorporation or organization)	1-32158 (Commission File Number)	33-0464753 (I.R.S. Employer Identification No.)

200, 625 – 4th Avenue SW
Calgary, Alberta, Canada    T2P 0K2
(Address of principal executive offices)

Telephone Number (403) 777-9250
(Registrant's telephone number, including area code)

(Former name or address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.           Entry into a Material Definitive Agreement.

On January 16, 2013, GeoGlobal Resources Inc. (the “Company”) entered into the Agreement with ISL Management Ltd. and Attoyac Oil and Gas LLC (the “Investors”) to sell 90% of the issued shares in the Company’s Israeli subsidiary, GeoGlobal Resources (Israel) Ltd. (“GRL”) in exchange for an Investor’s loan of US $775,000 to be used to repay shareholder loans to the Company, subject to certain terms and conditions.

Under the terms of the Agreement, there is a 14 business day due diligence period.  Closing is expected to take place on or before March 15, 2013 unless otherwise extended, subject to certain terms and conditions.  Such terms and conditions include among others, receipt of written approval of the Petroleum Commissioner at the Ministry of Energy and Water Resources of Israel for GRL to serve as an “Operator” in petroleum exploration activities in Israel at depths exceeding 1,000 meters.

Upon closing, US$625,000 of the Investor’s Loan will be paid into GRL, to be used firstly to discharge any and all third party liabilities and obligations of GRL, with the remainder to be paid to the Company by way of a repayment of previous shareholder’s loans.  The remaining US$150,000 of the Investor’s Loan will only be advanced in the event that GRL enters into a Services Contract during a period of one year from closing.

The above description of the Agreement is only a summary, does not purport to be complete and is qualified in its entirety by the complete text of the Agreement, a copy of which is attached hereto as Exhibit 2.1 and incorporated by reference herein.

The Company’s press release announcing the signing of the Agreement with the Investors is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.           Financial Statements and Exhibits.

Exhibits.

2.1	Agreement dated January 16, 2013.*
99.1	Press Release dated January 22, 2013.

*
Schedules and exhibits to the Agreement have been omitted form this filing pursuant to Item 601(b)(2) of Regulation S-K.  The Company undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated:  January 23, 2013
GEOGLOBAL RESOURCES INC.
(Registrant)

/s/ Patti J. Price
Patti J. Price
Secretary

EXHIBIT INDEX

Exhibit Number	Description

2.1	Agreement dated January 16, 2013*
99.1	Press Release dated January 22, 2013

*
Schedules and exhibits to the Agreement have been omitted form this filing pursuant to Item 601(b)(2) of Regulation S-K.  The Company undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.